EXHIBIT 99.3
------------

GSAMP 03HE2
          7/24/2003

Assumptions:
The 100% Base Case Pricing Prepayment Assumptions are:
                    ARMs                28 cpr
                    Fixed rate          10 cpr ramping to 25 cpr over 12 months
Forward LIBOR curves are used as of 7/24/03
40% loss severity
Priced to call
Assumes a par price
12 month default recovery lag
Collateral losses through bond life

--------------------------------------------------------------------------------------------------------------------------------
|                  |SCENARIO            |    First Dollar of Loss    |         LIBOR Flat         |         0% Return          |
|------------------|--------------------|----------------------------|----------------------------|----------------------------|
|    Class M-1     |CDR                 |                     12.41% |                     12.75% |                     14.47% |
|                  |Yield               |                    4.9583% |                    4.3147% |                    0.0260% |
|   50% Pricing    |WAL                 |                       8.50 |                       8.40 |                       7.44 |
|      Speed       |Modified Duration   |                       7.15 |                       7.09 |                       6.76 |
|                  |Window              |              Feb12 - Feb12 |              Jan12 - Jan12 |              Jul11 - Jul11 |
|                  |Principal Writedown |           24,653.56 (0.07%)|        2,412,815.43 (6.52%)|      13,559,214.17 (36.62%)|
|                  |Collateral Losses   |     122,386,760.66 (16.53%)|     124,369,290.66 (16.80%)|     133,234,381.18 (17.99%)|
|------------------|--------------------|----------------------------|----------------------------|----------------------------|
|    Class M-1     |CDR                 |                     14.60% |                     14.89% |                     16.45% |
|                  |Yield               |                    4.4700% |                    3.8231% |                    0.0241% |
|   75% Pricing    |WAL                 |                       6.33 |                       6.33 |                       5.88 |
|      Speed       |Modified Duration   |                       5.64 |                       5.65 |                       5.51 |
|                  |Window              |Dec09 - Dec09               |              Dec09 - Dec09 |              Sep09 - Sep09 |
|                  |Principal Writedown |41,737.58 (0.11%)           |        1,783,840.31 (4.82%)|       9,762,836.42 (26.37%)|
|                  |Collateral Losses   |106,525,933.41 (14.39%)     |     108,149,234.88 (14.61%)|     115,060,957.50 (15.54%)|
|------------------|--------------------|----------------------------|----------------------------|----------------------------|
|    Class M-1     |CDR                 |                     16.87% |                     17.14% |                     18.58% |
|                  |Yield               |                    4.0552% |                    3.4159% |                    0.0005% |
|  100% Pricing    |WAL                 |                       5.00 |                       5.00 |                       4.75 |
|      Speed       |Modified Duration   |                       4.61 |                       4.62 |                       4.53 |
|                  |Window              |              Aug08 - Aug08 |              Aug08 - Aug08 |              Jun08 - Jun08 |
|                  |Principal Writedown |            3,477.96 (0.01%)|        1,314,975.00 (3.55%)|       7,157,992.84 (19.33%)|
|                  |Collateral Losses   |      96,495,646.47 (13.03%)|      97,749,492.94 (13.20%)|     102,996,342.40 (13.91%)|
|------------------|--------------------|----------------------------|----------------------------|----------------------------|
|    Class M-1     |CDR                 |                     19.32% |                     19.58% |                     20.83% |
|                  |Yield               |                    3.6434% |                    2.9984% |                    0.0016% |
|  125% Pricing    |WAL                 |                       4.08 |                       4.08 |                       3.96 |
|      Speed       |Modified Duration   |                       3.85 |                       3.86 |                       3.83 |
|                  |Window              |              Sep07 - Sep07 |              Sep07 - Sep07 |              Aug07 - Aug07 |
|                  |Principal Writedown |           22,904.48 (0.06%)|        1,075,243.13 (2.90%)|       5,399,724.45 (14.58%)|
|                  |Collateral Losses   |      89,609,757.11 (12.10%)|      90,633,642.17 (12.24%)|      94,677,955.14 (12.79%)|
|------------------|--------------------|----------------------------|----------------------------|----------------------------|
|    Class M-1     |CDR                 |                  21.73 CDR |                       N.A. |                   23.2 CDR |
|                  |Yield               |                    3.3595% |                            |                    0.0057% |
|  150% Pricing    |WAL                 |                       3.50 |                            |                       3.40 |
|      Speed       |Modified Duration   |                       3.34 |                            |                       3.32 |
|                  |Window              |              Feb07 - Feb07 |                            |              Jan07 - Jan07 |
|                  |Principal Writedown |            4,463.30 (0.01%)|                            |       4,241,471.34 (11.46%)|
|                  |Collateral Losses   |      84,621,696.71 (11.43%)|                            |      88,639,940.99 (11.97%)|
--------------------------------------------------------------------------------------------------------------------------------


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            Forward Libor
               Curve

        1m            6m
        1.09896       1.10723
        1.08020       1.12370
        1.07507       1.14720
        1.10218       1.18134
        1.12149       1.22689
        1.15059       1.27973
        1.19508       1.34836
        1.22418       1.42299
        1.27896       1.51288
        1.36826       1.61714
        1.44036       1.72733
        1.53838       1.84692
        1.66439       1.98196
        1.76911       2.10174
        1.89173       2.23078
        2.03137       2.37225
        2.16831       2.49724
        2.29220       2.62592
        2.42001       2.76247
        2.54483       2.88198
        2.67845       3.00514
        2.80847       3.13549
        2.93645       3.25173
        3.05948       3.37362
        3.16515       3.48931
        3.28686       3.59416
        3.41126       3.69946
        3.52706       3.79939
        3.63854       3.88472
        3.73847       3.96694
        3.82315       4.04354
        3.90390       4.11774
        3.98114       4.19966
        4.04666       4.27948
        4.10290       4.36021
        4.18228       4.44778
        4.28056       4.53284
        4.37375       4.60679
        4.45829       4.68390
        4.53547       4.74682
        4.61096       4.80624
        4.67928       4.86326
        4.73764       4.91404
        4.79543       4.96940
        4.84541       5.03027
        4.88883       5.09008
        4.92885       5.15246
        4.98685       5.21954
        5.06685       5.28119
        5.14081       5.33401
        5.20523       5.38090
        5.26122       5.41831
        5.31066       5.45000
        5.35243       5.47024
        5.38430       5.48770
        5.41003       5.50564
        5.42718       5.52163
        5.43813       5.54096
        5.43761       5.56271
        5.45263       5.58795
        5.48366       5.61462
        5.51075       5.64080
        5.53822       5.66405
        5.56443       5.68680
        5.58851       5.70979
        5.61136       5.72922
        5.63376       5.74994
        5.65324       5.77123
        5.67250       5.79257
        5.69187       5.81686
        5.70742       5.83803
        5.72960       5.86079
        5.75583       5.88199
        5.77960       5.90320
        5.80438       5.92215
        5.82392       5.93901
        5.84324       5.95571
        5.86018       5.96995
        5.87733       5.98658
        5.89178       5.99857
        5.90495       6.01255
        5.91727       6.02849
        5.92706       6.04323
        5.94348       6.05896
        5.95815       6.07455
        5.97495       6.08862
        5.99218       6.10378
        6.00672       6.11914
        6.02109       6.13072
        6.03552       6.14308
        6.04683       6.15702
        6.06053       6.16922
        6.07405       6.18139
        6.08272       6.19390
        6.09377       6.20756
        6.10816       6.22316
        6.12057       6.23478
        6.13445       6.24719
        6.14835       6.26181
        6.16078       6.27271
        6.17527       6.28425
        6.18542       6.29572
        6.19647       6.30644
        6.20999       6.31910
        6.21879       6.33068
        6.22931       6.34325
        6.24045       6.35564
        6.25096       6.36824
        6.26612       6.38143
        6.27973       6.39079
        6.29163       6.40208
        6.30296       6.41066
        6.31410       6.41971
        6.32391       6.42737
        6.33068       6.43406
        6.34058       6.44467
        6.34580       6.45029
        6.35277       6.46052
        6.35788       6.46948
        6.36540       6.47735
        6.37862       6.48671
        6.38592       6.49162
        6.39709       6.49975
        6.40480       6.50430
        6.41051       6.51013
        6.41747       6.51275
        6.42050       6.51570
        6.42597       6.52098
        6.42826       6.52289
        6.43182       6.52691
        6.42970       6.52975
        6.43423       6.53505
        6.44021       6.53888
        6.44334       6.54245
        6.44889       6.54590
        6.45306       6.54857
        6.45620       6.55211
        6.45949       6.55392
        6.46303       6.55691
        6.46443       6.55957
        6.46716       6.56288
        6.47020       6.56776
        6.46993       6.56847
        6.47397       6.57288
        6.47823       6.57667
        6.48137       6.57745
        6.48646       6.58019
        6.48633       6.58198
        6.49031       6.58305
        6.49280       6.58318
        6.49183       6.58383
        6.49447       6.58588
        6.49611       6.58639
        6.49317       6.58657
        6.49388       6.58922
        6.49640       6.59270
        6.49817       6.59234
        6.50041       6.59192
        6.50267       6.59269
        6.50316       6.59281
        6.50539       6.59119
        6.50288       6.58768
        6.50159       6.58687
        6.50205       6.58674
        6.50064       6.58539
        6.49633       6.58185
        6.49387       6.58099
        6.49244       6.58095
        6.49178       6.57921
        6.49150       6.57615
        6.48873       6.57513
        6.48815       6.57350
        6.48790       6.57164
        6.48514       6.56945
        6.48231       6.56723
        6.48328       6.56841
        6.47880       6.56755
        6.47716       6.56946
        6.47579       6.57169
        6.47481       6.57440
        6.48017       6.57904
        6.48417       6.58035
        6.48718       6.58387
        6.49038       6.58569
        6.49389       6.58843
        6.49652       6.59026
        6.49694       6.59112
        6.50118       6.59519
        6.50101       6.59358
        6.50342       6.59578
        6.50436       6.59585
        6.50436       6.59441
        6.50636       6.59438
        6.50333       6.59219
        6.50525       6.59156
        6.50387       6.58870
        6.50160       6.58723
        6.50136       6.58500
        6.49955       6.58227
        6.49630       6.57919
        6.49452       6.57652
        6.49287       6.57444
        6.48801       6.56808
        6.48578       6.56492
        6.48194       6.55908
        6.47723       6.55390
        6.47436       6.54855
        6.46666       6.54083
        6.46343       6.53664
        6.45690       6.52959
        6.45236       6.52498
        6.44565       6.51677
        6.43930       6.50939
        6.43308       6.50256
        6.42538       6.49335
        6.41937       6.48539
        6.40915       6.47492
        6.40184       6.46573
        6.39435       6.45673
        6.38383       6.44673
        6.37595       6.43657
        6.36631       6.42541
        6.35513       6.41466
        6.34699       6.40505
        6.33709       6.39286
        6.32349       6.37918
        6.31399       6.36857
        6.30341       6.35714
        6.29029       6.34247
        6.27832       6.32869
        6.26636       6.31555
        6.25299       6.30159
        6.24099       6.28714
        6.22510       6.27033
        6.21163       6.25711
        6.19952       6.24424
        6.18507       6.22989
        6.16864       6.21418
        6.15449       6.20151
        6.14112       6.18920
        6.12695       6.17515
        6.11505       6.16246
        6.10095       6.14946
        6.08952       6.13787
        6.07818       6.12638
        6.06498       6.11366
        6.05306       6.10224
        6.04298       6.09268
        6.03004       6.07958
        6.01999       6.07007
        6.00876       6.05904
        5.99740       6.04755
        5.98787       6.03759
        5.97491       6.02480
        5.96677       6.01656
        5.95584       6.00551
        5.94510       5.99634
        5.93651       5.98697
        5.92581       5.97751
        5.91821       5.97051
        5.90854       5.96074
        5.90071       5.95249
        5.88949       5.94255
        5.88260       5.93558
        5.87437       5.92693
        5.86469       5.91821
        5.85773       5.91082
        5.84973       5.90275
        5.84157       5.89559
        5.83420       5.88815
        5.82737       5.88161
        5.81942       5.87468
        5.81318       5.86875
        5.80725       5.86353
        5.79929       5.85548
        5.79395       5.85048
        5.78765       5.84376
        5.78118       5.83799
        5.77657       5.83260
        5.76864       5.82573
        5.76476       5.82221
        5.75867       5.81683
        5.75460       5.81391
        5.74926       5.80853
        5.74464       5.80427
        5.74058       5.80099
        5.73580       5.79617
        5.73289       5.79287
        5.72706       5.78821
        5.72388       5.78500
        5.72116       5.78228
        5.71641       5.77873
        5.71417       5.77649
        5.71111       5.77342
        5.70742       5.77033
        5.70573       5.76721
        5.70324       5.76235
        5.70052       5.75544
        5.69848       5.74837
        5.69344       5.74090
        5.68448       5.73178
        5.67597       5.72217
        5.66610       5.71368
        5.65843       5.70553
        5.65092       5.69787
        5.64178       5.68952
        5.63331       5.68151
        5.62767       5.67542
        5.61776       5.66662
        5.61175       5.66047
        5.60451       5.65277
        5.59591       5.64498
        5.58974       5.63900
        5.58260       5.63107
        5.57529       5.62460
        5.56866       5.61783
        5.56248       5.61185
        5.55591       5.60548
        5.54851       5.59892
        5.54412       5.59510
        5.53679       5.58762
        5.53181       5.58287
        5.52594       5.57756
        5.51987       5.57137
        5.51545       5.56651
        5.50798       5.55924
        5.50419       5.55569
        5.49936       5.55040
        5.49315       5.54580
        5.48926       5.54111
        5.48348       5.53660
        5.48034       5.53407
        5.47552       5.52914
        5.47236       5.52555
        5.46615       5.52065
        5.46354       5.51795
        5.45998       5.51394
        5.45502       5.50996
        5.45233       5.50718
        5.44884       5.50360
        5.44513       5.50053
        5.44202       5.49769
        5.43941       5.49612
        5.43612       5.49273
        5.43341       5.49031
        5.43121       5.48879
        5.42833       5.48582
        5.42715       5.48420
        5.42329       5.48139
        5.42171       5.47934
        5.42058       5.47814
        5.41758       5.47660
        5.41678       5.47534
        5.41525       5.47374
        5.41271       5.47256
        5.41274       5.47114
        5.41201       5.46764
        5.40984       5.46321
        5.40946       5.45905
        5.40673       5.45460